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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 15, 1997
                                                        --------------

                     YAMAHA MOTOR RECEIVABLES CORPORATION
                     ------------------------------------
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
               (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


         DELAWARE              33-72806, 33-94784                     33-0592719
         --------              ------------------                     ----------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE                (I.R.S. EMPLOYER
 OF INCORPORATION)                  NUMBERS)                 IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                               CYPRESS, CA  90630
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    --------------------------------------


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500


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Item 5. OTHER EVENTS

  Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the APRIL 15, 1997 Distribution Date for the Collection Period ending MARCH 31, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                      ------------------------------------
                                 (Registrant)


Dated:  April 15, 1997                        By:  HIROSHI TANAKA
        --------------                             --------------
                                              Name:  Hiroshi Tanaka
                                              Title: Secretary and Treasurer


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                               INDEX TO EXHIBITS
                               -----------------


    EXHIBIT                                                     METHOD OF
    NUMBER                          EXHIBIT                      FILING
    ------                          -------                      ------

      5.1              Monthly Servicer's Certificate        Filed Herewith
                       with respect to the April 15, 1997
                                           --------------
                       Distribution Date for the
                       Collection Period ending
                       March 31, 1997.
                       --------------


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